Contingent liabilities, commitments and guarantees	6 Months Ended
Jun. 30, 2021
Contingent liabilities, commitments and guarantees
Contingent liabilities, commitments and guarantees
Note 14: Contingent liabilities, commitments and guarantees
Interchange fees
With respect to multi-lateral interchange fees (MIFs), the Group is not involved in the ongoing litigation which involves the card schemes Visa and Mastercard (as described below). However, the Group is a member/licensee of Visa and Mastercard and other card schemes. The litigation in question is as follows:
•litigation brought by retailers against both Visa and Mastercard continues in the English Courts in which retailers are seeking damages on grounds that Visa and Mastercard’s MIFs breached competition law (this includes a judgment of the Supreme Court in June 2020 upholding the Court of Appeal's finding in 2018 that historic interchange arrangements of Mastercard and Visa infringed competition law); and
•litigation brought on behalf of UK consumers in the English Courts against Mastercard, which the Supreme Court has now confirmed can proceed in the lower courts.
Any impact on the Group of the litigation against Visa and Mastercard remains uncertain at this time, such that it is not practicable for the Group to provide an estimate of any potential financial effect. Insofar as Visa is required to pay damages to retailers for interchange fees set prior to June 2016, contractual arrangements to allocate liability have been agreed between various UK banks (including the Group) and Visa Inc, as part of Visa Inc’s acquisition of Visa Europe in 2016. These arrangements cap the maximum amount of liability to which the Group may be subject and this cap is set at the cash consideration received by the Group for the sale of its stake in Visa Europe to Visa Inc in 2016. In 2016, the Group received Visa preference stock as part of the consideration for the sale of its shares in Visa Europe. In 2020, some of these Visa preference shares were converted into Visa Inc Class A common stock (in accordance with the provisions of the Visa Europe sale documentation) and they were subsequently sold by the Group. The sale had no impact on this contingent liability.
LIBOR and other trading rates
Certain Group companies, together with other panel banks, have been named as defendants in private lawsuits, including purported class action suits, in the US in connection with their roles as panel banks contributing to the setting of US Dollar, Japanese Yen and Sterling London Interbank Offered Rate and the Australian BBSW reference rate. Certain of the plaintiffs' claims have been dismissed by the US Federal Court for the Southern District of New York (subject to appeals).
Certain Group companies are also named as defendants in (i) UK based claims and; (ii) two Dutch class actions, raising LIBOR manipulation allegations. A number of the claims against the Group in the UK relating to the alleged mis-sale of interest rate hedging products also include allegations of LIBOR manipulation.
The Swiss Competition Commission concluded its investigation against Lloyds Bank plc in June 2019.
It is currently not possible to predict the scope and ultimate outcome on the Group of any private lawsuits or any related challenges to the interpretation or validity of any of the Group's contractual arrangements, including their timing and scale. As such, it is not practicable to provide an estimate of any potential financial effect.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 14: Contingent liabilities, commitments and guarantees (continued)
Tax authorities
The Group has an open matter in relation to a claim for group relief of losses incurred in its former Irish banking subsidiary, which ceased trading on 31 December 2010. In 2013, HMRC informed the Group that its interpretation of the UK rules means that the group relief is not available. In 2020, HMRC concluded their enquiry into the matter and issued a closure notice. The Group's interpretation of the UK rules has not changed and hence it has appealed to the First Tier Tax Tribunal, with a hearing expected in early 2022. If the final determination of the matter by the judicial process is that HMRC’s position is correct, management estimate that this would result in an increase in current tax liabilities of approximately £720 million (including interest) and a reduction in the Group’s deferred tax asset of approximately £330 million. The Group, having taken appropriate advice, does not consider that this is a case where additional tax will ultimately fall due.
There are a number of other open matters on which the Group is in discussions with HMRC (including the tax treatment of certain costs arising from the divestment of TSB Banking Group plc), none of which is expected to have a material impact on the financial position of the Group.
Other legal actions and regulatory matters
In addition, during the ordinary course of business the Group is subject to other complaints and threatened or actual legal proceedings (including class or group action claims) brought by or on behalf of current or former employees, customers, investors or other third parties, as well as legal and regulatory reviews, challenges, investigations and enforcement actions, both in the UK and overseas. Where material, such matters are periodically reassessed, with the assistance of external professional advisers where appropriate, to determine the likelihood of the Group incurring a liability. In those instances where it is concluded that it is more likely than not that a payment will be made, a provision is established to management's best estimate of the amount required at the relevant balance sheet date. In some cases it will not be possible to form a view, for example because the facts are unclear or because further time is needed to properly assess the merits of the case, and no provisions are held in relation to such matters. In these circumstances, specific disclosure in relation to a contingent liability will be made where material. However the Group does not currently expect the final outcome of any such case to have a material adverse effect on its financial position, operations or cash flows. Where there is a contingent liability related to an existing provision the relevant disclosures are included within note 12.
NOTES TO THE CONDENSED CONSOLIDATED HALF-YEAR FINANCIAL STATEMENTS (continued)
Note 14: Contingent liabilities, commitments and guarantees (continued)
Contingent liabilities, commitments and guarantees arising from the banking business

	At 30 June 2021	At 31 Dec 2020
	£m	£m

Contingent liabilities
Acceptances and endorsements	60	73
Other:
Other items serving as direct credit substitutes	455	221
Performance bonds, including letters of credit, and other transaction-related contingencies	1,971	2,070
	2,426	2,291
Total contingent liabilities	2,486	2,364

Commitments and guarantees
Documentary credits and other short-term trade-related transactions	1	1
Forward asset purchases and forward deposits placed	74	124

Undrawn formal standby facilities, credit lines and other commitments to lend:
Less than 1 year original maturity:
Mortgage offers made	16,701	20,128
Other commitments and guarantees	82,206	82,151
	98,907	102,279
1 year or over original maturity	28,319	31,194
Total commitments and guarantees	127,301	133,598
Of the amounts shown above in respect of undrawn formal standby facilities, credit lines and other commitments to lend, £53,163 million (31 December 2020: £59,240 million) was irrevocable.